                                   GINTEL FUND

                                     [LOGO]

                          ANNUAL REPORT TO SHAREHOLDERS
                                DECEMBER 31,2000

GINTEL FUND Summary of Investment Results




The investment objective is to achieve capital appreciation through investing in equities. The minimum initial investment in the Gintel Fund is $5,000, except for IRA's and Keogh accounts where the minimum initial purchase is $2,000. There is no minimum on additional investments.



                         SUMMARY OF INVESTMENT RESULTS *

                                GINTEL FUND          S&P 500        RUSSELL 2000

2000                             -34.35%            -9.15%             -3.02%
1999                              81.52%            21.03%             21.26%
1998                             -10.95%            28.57%             -2.55%
1997                              29.22%            33.34%             22.36%
1996                              31.04%            22.99%             16.49%


5-YEAR
COMPOUNDED
RATE OF RETURN                    12.44%            18.32%             10.31%

10-YEAR
COMPOUNDED
RATE OF RETURN                    11.20%            17.44%             15.53%


* Investment results are net of expenses, with dividends and capital gains reinvested.

Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. The Fund's prospectus contains more complete information and should be read carefully.

                                                                January 15, 2001

Dear Shareholders:

     Our Fund experienced a dismal year in 2000, with net asset value per share declining 34.4%, after reinvestment of dividends. In last year's annual report we accurately forecasted the potential dangers facing the stock market after many months of excessive speculation. However, our attempt to protect the Fund's portfolio from the ensuing debacle was not successful. We thought we could achieve worthwhile capital gains with minimum risk by investing in more mundane, traditional companies. This proved not to be the case, as evidenced by our investments in Conseco, Great Atlantic and Pacific Tea Company, Imax, Northland Cranberries, Kmart, AT&T, and Crown Cork and Seal, to mention but a few. Although we had already sold many of our aggressive technology stocks at substantial profits, the portfolio suffered last year from the 60-point, or 59%, decline in the price of our large position in CheckFree. Fortunately, we sold off more than two-thirds of our CheckFree holdings at much higher prices prior to the price decline.

     After taking substantial capital gains in the latter part of 1999 and the first part of 2000, the Fund retreated to a substantial cash position throughout most of last year. In fact, the Fund ended the year with $45 million, or 34.7% of the portfolio, in cash. We also acted to reduce the tax burden on our shareholders by taking various tax losses in the portfolio before year-end in order to eliminate all taxable capital gains realized early in 2000. Consequently, on January 3, 2001, the Fund only distributed ordinary net investment income of $316,316, or $.0331 cents per share, taxable to shareholders in the year 2000.

     Conseco, by far the Fund's largest position, is a multibillion dollar insurance company whose acquisition of Greentree Financial, a leading manufactured-housing finance company, strained its balance sheet. In just a few short months after a new management team, headed by Gary Wendt, formerly head of General Electric's enormously successful finance division, was installed last summer, Conseco's fundamentals improved considerably. Wendt has restructured bank loans, sold off non-core assets, and dramatically reduced operating costs. Recently, Conseco regained an "A" investment grade rating on its insurance subsidiary's indebtedness in recognition of the progress made. The price of Conseco's common stock has recovered substantially from its previous lows last summer and currently is selling above the Fund's average cost. The company has made great strides towards regaining investor confidence, and we believe further price appreciation is possible from current levels.

     As was our stated intention in our last Annual Report, we maintained our substantially reduced position in CheckFree, the Fund's second largest holding, despite our concerns about market valuations for these kinds of stocks. Because of its continued growth and dominant market position in the burgeoning e-commerce industry, we expect this company's stock to move higher from current levels, although perhaps not to the over-inflated prices previously reached. We will make a decision as to what to do with the balance of our position as events unfold.

     Some of our other companies, like A&P and Imax, are facing problems because of difficult industry conditions resulting from a softer economy and competitive pressures.

They will need time to work out of their difficulties; however, their stock prices are so low that large price recoveries seem attainable to us over the longer term. We believe that most of the stocks in our portfolio have hit bottom and are in the process of recovering.

     From the perspective of many investors, the best thing that can be said about last year is that it is over. For many new investors it may have been the first down year they have ever experienced. Prior to 2000, both the Dow and S&P 500 posted gains for ten consecutive years. The negative returns for these two indices pale in comparison to the 40% loss in the NASDAQ over the course of the year. It was the largest annual decline in the NASDAQ in its 30-plus years, and one surpassed by only a few bear markets in history.

     While the severe market decline in many stocks has shaken investors' confidence, we are gradually becoming more bullish. We realize that the economy is slowing, that the outlook for corporate profits is deteriorating, and that there is growing evidence of an economic recession. However, the Federal Reserve Board has sent a strong signal that it will lower interest rates to combat the business slowdown; a new administration is in office with the announced intention to stimulate the economy through tax reduction and other measures; and, most importantly, many stocks are selling at bargain basement levels that seem as cheap to us today as they seemed inflated and overvalued a year ago. Experience teaches us that once the euphoria is out of the stock market, long-term buying opportunities can be expected. By the time a full-blown recession is evident to everyone, the stock market will have risen in anticipation of the next cyclical recovery.

     We believe that the investment climate is becoming more rational. It may be one in which we do not experience the inordinate market appreciation of recent years, but those courageous enough to invest now may receive gains more in line with historical stock market returns. With the worst part of the market slide behind us, we intend to look for advantageous entry points on individual stocks and reinvest our cash reserves more heavily into the market.

     Under new SEC regulations, mutual funds must inform their shareholders if they intend to share with third parties any information received from shareholders on applications or other forms. We have never given out information on our shareholders to any third party and have no intention of doing so in the future.

     We hope to recoup part of last year's losses in 2001 and so far we are off to a good start.


Sincerely,



/s/  Robert M. Gintel               /s/  Edward F. Carroll
---------------------               ----------------------
Robert M. Gintel                    Edward F. Carroll
Chairman                            Investment Manager

GINTEL FUND Statement of Net Assets                      As of December 31, 2000

NUMBER OF SHARES                                                                 COST **          MARKET
----------------------------------------------------------------------------------------------------------
               COMMON STOCKS
               INSURANCE (27.6%)

   2,725,000   Conseco Inc.                                                  $36,360,304       $35,935,937

               TECHNOLOGY - RELATED (17.9%)
     500,000   CheckFree Holdings Corporation*                                 7,244,781        21,250,000
     100,000   Inktomi Corporation*                                            2,359,000         1,787,500
      30,000   C-Cube Microsystems Inc.*                                         229,168           369,375

               SECURITY PROTECTION SYSTEMS (5.1%)
     900,000   Checkpoint Systems, Inc.                                        6,644,510         6,693,750

               SUPERMARKET (4.0%)
     750,000   Great Atlantic & Pacific Tea Company, Inc.                     13,106,336         5,250,000

               CONSUMER GOODS (2.5%)
     500,000   SLI, Inc.                                                       5,181,068         3,218,750

               HOUSEHOLD PRODUCTS (1.9%)
     900,000   Fantom Technologies Inc.                                        4,681,388         2,475,000

               MANUFACTURING & SERVICE (1.7%)
     500,000   Chart Industries, Inc.                                            705,631         2,156,250

               ENTERTAINMENT (1.6%)
     752,400   Imax Corporation*                                              11,136,545         2,069,100

               SAVINGS & LOAN (1.2%)
      55,125   Charter One Financial Corporation                                 143,035         1,591,734

               BATTERY TECHNOLOGY (0.7%)
     104,300   Evercel Inc.*                                                     279,612           951,738

               FOOD (0.2%)
     440,200   Northland Cranberries, Inc.                                     2,336,267           302,638

               Miscellaneous Securities *** (1.9%)                             2,889,291         2,466,619

               Imputed Brokerage Commissions on
               Securities Owned                                                  330,500
----------------------------------------------------------------------------------------------------------
               Total Common Stocks (66.3%)                                    93,627,436        86,518,391
==========================================================================================================

GINTEL FUND Statement of Net Assets (continued)          As of December 31, 2000

Principal
Amount
----------------------------------------------------------------------------------------------------------
               SHORT TERM OBLIGATIONS

   6,000,000   Ford Motor Corporation
               6.43% due 2/7/01                                                6,000,000         6,000,000

   6,000,000   American Express Credit Corporation
               6.60% due 1/10/01                                               6,000,000         6,000,000

   6,000,000   General Electric Capital Services
               6.46% due 1/31/01                                               6,000,000         6,000,000

   6,000,000   Citicorp
               6.56% due 1/17/01                                               6,000,000         6,000,000

   6,000,000   Prudential Funding Corporation
               6.56% due 1/24/01                                               6,000,000         6,000,000

   6,000,000   General Motors Acceptance Corporation
               6.47% due 1/3/01                                                6,000,000         6,000,000

   9,305,000   General Electric Capital Corporation
               5.90% due 1/2/01                                                9,305,000         9,305,000
----------------------------------------------------------------------------------------------------------
               Total Short Term Obligations (34.7%)                           45,305,000        45,305,000
----------------------------------------------------------------------------------------------------------
               Total Investments (101.0%)                                   $138,932,436       131,823,391
                                                                            ============
               Liabilities net of other assets (-1.0%)                                         (1,380,533)
----------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Outstanding Shares (100.0%)                           $130,442,858
==========================================================================================================
Net asset value per share-based on 9,557,729 shares
of beneficial interest (offering and redemption price)                                              $13.65
==========================================================================================================


*   Non-income producing investments.
**  Cost basis for Federal income tax purposes.

*** Includes 7 investments, some of which are non-income producing investments.

See notes to financial statements.

GINTEL FUND Statement of Cash Flows                 Year Ended December 31, 2000


CASH FLOWS FROM OPERATING ACTIVITIES:
       Net investment income                                                       $     317,570
       Net change in other receivables/payables                                         (460,736)
------------------------------------------------------------------------------------------------
           Net cash (used) in operating activities                                      (143,166)
------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
       Proceeds from sales of securities                                             117,896,269
       Purchases of securities                                                       (84,059,536)
       Net purchases of short-term investments                                          (261,500)
------------------------------------------------------------------------------------------------
           Net cash provided by investing activities                                  33,575,233
------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
       Sales of shares                                                                62,000,011
       Shares repurchased                                                            (17,166,869)
       Repayment of temporary borrowings                                             (15,000,000)
       Dividends paid                                                                (63,266,150)
------------------------------------------------------------------------------------------------
           Net cash (used) in financing activities                                   (33,433,008)
------------------------------------------------------------------------------------------------
Net decrease in cash                                                                        (941)
Cash at beginning of year                                                                    967
------------------------------------------------------------------------------------------------
Cash at end of year                                                                $          26
================================================================================================


See notes to financial statements.

GINTEL FUND Statement of Operations                 Year Ended December 31, 2000


INVESTMENT INCOME:
     Interest                                                                            $   2,081,449
     Dividends                                                                               1,354,737
     Miscellaneous income                                                                        2,117
                                                                                         ------------
           Total investment income                                                           3,438,303


EXPENSES:
     Investment advisory fee                                            1,606,127
     Administrative expense                                             1,425,140
     Other expenses                                                        89,466

           Total expenses                                                                    3,120,733
                                                                                         ------------

NET INVESTMENT INCOME                                                                          317,570
NET REALIZED GAIN ON INVESTMENTS                                          655,177
NET DECREASE IN UNREALIZED DEPRECIATION OF INVESTMENTS                (73,714,071)
                                                                      -----------

NET LOSS ON INVESTMENTS                                                                   (73,058,894)
                                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     ($72,741,324)
                                                                                         ============


See notes to financial statements.

GINTEL FUND Statements of Changes in Net Assets          Year Ended December 31,


                                                                                               2000                       1999
                                                                                           -------------              -------------
OPERATIONS:
     Net investment income (loss)                                                          $     317,570               $   (716,346)
     Net realized gain on investments                                                            655,177                 63,268,281
     Net decrease (increase) in unrealized depreciation
     of investments                                                                          (73,714,071)                41,031,119
         Net decrease (increase) from operations                                             (72,741,324)               103,583,054

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income                                                                            --                         --
     Net realized gains on investment                                                        (63,266,150)                        --
                                                                                           -------------              -------------
         Net decrease from distribution to shareholders                                      (63,266,150)                        --

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued                                                               4,011,249                  2,550,461
     Reinvestment of dividends                                                                57,928,762                         --
     Cost of shares repurchased                                                              (17,166,869)               (28,875,820)
         Net increase (decrease) from
         capital share transactions                                                           44,773,142                (26,325,359)

Total (Decrease) Increase                                                                    (91,234,332)                77,257,695
Net Assets - Beginning of Year                                                               221,677,190                144,419,495
                                                                                           -------------              -------------
Net Assets - End of Year                                                                   $ 130,442,858              $ 221,677,190
                                                                                           =============              =============


NET ASSETS CONSIST OF:
     Capital Stock                                                                         $ 138,229,343              $  93,456,200
     Undistributed net investment losses                                                        (897,086)                (1,214,656)
     Undistributed net realized gains
         from security transactions                                                               72,146                 62,683,119
     Unrealized (depreciation) appreciation on investments                                    (6,961,545)                66,752,527
                                                                                           -------------              -------------
                                                                                           $ 130,442,858              $ 221,677,190
                                                                                           =============              =============



See notes to financial statements.

GINTEL FUND Condensed Financial Information              Year Ended December 31,
 (Per share Income and Capital Changes)


                                               2000             1999            1998                  1997                 1996
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value
     Beginning of Year                    $      29.37      $      16.18     $      21.78         $      18.10        $      15.37

Income (loss) from
     Investment operations
     Net investment income (loss)                 0.03             (0.09)            0.12                 0.12                0.37
     Net realized and unrealized
     gain (loss) on securities                   (7.37)            13.28            (2.71)                5.13                4.40
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Income (loss)              (7.34)            13.19            (2.59)                5.25                4.77
----------------------------------------------------------------------------------------------------------------------------------

Less: Distributions
     Net investment income                          --                --             0.11                 0.15                0.35
     Capital gains                                8.38                --             2.90                 1.42                1.69
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               8.38                --             3.01                 1.57                2.04
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year              $      13.65      $      29.37     $      16.18         $      21.78        $      18.10
==================================================================================================================================

Total Return                                    -34.4%              81.5%          -11.0%                 29.2%               31.0%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of year                   $130,442,858      $221,677,190     $144,419,495         $180,724,468        $147,905,695
Ratio of operating expenses to
     average net assets*                           1.9%              1.9%             1.7%                 1.8%                1.8%
Ratio of net investment
     income (loss) to average net assets         -0.6%             -0.5%              0.6%                 0.8%                2.2%
Portfolio turnover rate                           62.6%             95.3%            61.4%                52.0%               61.4%
Shares outstanding, end of year              9,557,729         7,547,520        8,923,667            8,295,837           8,171,707



See notes to financial statements.

GINTEL FUND Notes to Financial Statements                      December 31, 2000

(NOTE A) - ORGANIZATION:

The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(NOTE B) - SIGNIFICANT ACCOUNTING POLICIES:

1.  Security Valuation:

Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value.

2.  Federal Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision is required. On January 3, 2000, the Fund distributed long-term capital gains of $63,220,867 ($8.3767 per share) and ordinary income of $45,283 ($.0060 per share) applicable to the year ended December 31, 1999. On January 2, 2001, the Fund distributed ordinary income of $316,316 ($.0331 per share) applicable to the year ended December 31, 2000.

3.  Other:

As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

4.  Use of estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(NOTE C) - INVESTMENT ADVISORY AGREEMENT:

The Fund's Investment Advisory Agreement with Gintel Asset Management, Inc., a related party, provides for the annual fee of 1% based on the daily value of the Fund's net assets.

(NOTE D) - ADMINISTRATIVE SERVICES AGREEMENT:

The Fund's Administrative Services Agreement provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the payment by the Distributor of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment

GINTEL FUND Notes to Financial Statements (continued)          December 31, 2000

Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor would receive an Administrative Services Fee. The Distributor receives a fee of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million.

(NOTE E) - IMPUTED COMMISSIONS:

The Fund provides for imputed brokerage commissions to be extracted from the Administrative Services Fee and to be applied to the cost of securities sold and held. For the year ended December 31, 2000, the Fund estimated imputed brokerage commissions to be $369,000 which decreased administrative expense, and thereby increased net investment income by $369,000, decreased unrealized depreciation by $124,000, and decreased realized gains by $493,000.

(NOTE G) - OTHER MATTERS:

1.   Investments

Unrealized appreciation at December 31, 2000                                 $18,130,287
Unrealized depreciation at December 31, 2000                                 (24,908,832)
Imputed commissions on securities owned                                         (330,500)
                                                                              ----------
                                                                             ($7,109,045)
                                                                             ===========



                                                                              Year Ended
                                                                           December 31, 2000
                                                                           -----------------
Purchases of securities other than short-term investments                   $ 81,265,514
Sales of securities other than short-term investments                       $104,660,732


2. Capital Stock (in shares)                                 Year Ended December 31,
                                                         2000                         1999
                                                       --------                     ---------
Shares issued                                            269,763                      126,573
Shares reinvested                                      2,850,825                           --
Shares repurchased                                    (1,110,379)                  (1,502,720)
                                                       ---------                    ---------
Net increase (decrease)                                2,010,209                   (1,376,147)
                                                       =========                   ==========

REPORT OF INDEPENDENT AUDITORS


Board of Trustees and Shareholders
Gintel Fund
Greenwich, Connecticut

     We have audited the statement of net assets of the Gintel Fund as of December 31, 2000, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended. These financial statements and condensed financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and condensed financial information enumerated above present fairly, in all material respects, the financial position of Gintel Fund as of December 31, 2000, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



                                                Richard A. Eisner & Company, LLP

New York, New York
January 19, 2001

GINTEL FUND  Investment Staff


ROBERT M. GINTEL

      Robert Gintel has spent his entire business career in the investment industry with more than 45 years of experience as a professional investor. Mr. Gintel is Chairman and Chief Executive Officer of Gintel Asset Management, Inc. He is also Senior Member and founder of Gintel & Co., a member of the National Association of Securities Dealers and associate member of the American Stock Exchange, and Chairman of the Board and Chief Executive Officer of Gintel Fund. He holds a B.A. degree from Columbia College and an M.B.A. from the Harvard Business School. Mr. Gintel has served on the Board of Directors of several New York Stock Exchange listed corporations. He has lectured and written articles on investments and has appeared on Wall Street Week and other television and radio programs.


EDWARD F. CARROLL

      Edward Carroll joined Gintel Asset Management, Inc. in 1983 and is a member of Gintel & Co. Previously, Mr. Carroll had his own consulting firm specializing in global energy issues and was on the staff of the Ford Foundation, where he was directly responsible for all energy-related investments. Mr. Carroll's 40-year career includes experience as an analyst with the Wall Street firms, Halle & Steiglitz, Henry Hentz & Company, and E.F. Hutton. He holds a B.G.S. degree from the University of Connecticut.


R. BAXTER BROWN

      Baxter Brown was an original partner of Robert Gintel and co-founder of Gintel & Co. After seventeen years as Chief Executive Officer of Baxter Brown & Company and Brown Asset Management, he rejoined the Gintel Group. Mr. Brown is Senior Vice President of Gintel Asset Management Inc. and a member of Gintel & Co. He began his career in 1956 with the NYSE firm of J.C. Bradford & Co. and became a general partner of that firm. He holds a B.A. degree in Economics and Business Administration from Vanderbilt University.


ANDREW W. MAY

      Andrew May joined Gintel Asset Management, Inc. in September 2000. Previously Mr. May was Founder and President of ComVest Partners, Inc., an investment research boutique founded in 1995 and specializing in identifying rapidly growing companies for its institutional customer base. From 1983 to 1994 Mr. May was Managing Director of William K. Woodruff & Co., Inc., a Dallas-based investment bank. From 1975 to 1983 Mr. May was employed at Ivory & Sime Ltd, an Edinburgh, Scotland-based asset management firm.

JULIUS M. RIDGWAY, JR.

      Julius Ridgway joined Gintel Asset Management, Inc. in October 2000 as Vice President, after spending two years as principal of his own investment advisory firm, Ridgway Capital Management, LLC. Prior to becoming an investment professional, he spent nine years in banking and real estate. Mr. Ridgway holds a B.A. degree from the University of Mississippi, an M.B.A. from Millsaps College and an M.Sc. in Accounting and Finance from the London School of Economics.

GINTEL FUND Trustees and Officers


Robert M. Gintel          Chairman, Trustee, and Chief Executive Officer
                          Chairman and Chief Executive Officer, Gintel Asset
                          Management, Inc.; Senior Member and Chief Executive
                          Officer, Gintel & Co.

Thomas H. Lenagh          Trustee
                          Financial Consultant; formerly Chairman and Chief
                          Executive Officer of Greiner Engineering Co.;
                          Director, Adams Express Co., Petroleum & Resources,
                          Inc., ICN Pharmaceuticals, Inc., Clemente Strategic
                          Fund, ASD Group, Inrad Corporation.


Francis J. Palamara       Trustee
                          Business Consultant; previously Director and Executive
                          Vice President of ARA Services, Inc.; formerly
                          Executive Vice President and Chief Operating Officer of the New York Stock Exchange, Inc.; Director,
                          Glenmede Fund.

Russel R. Taylor          Trustee
                          Associate Professor of Management and Marketing,
                          Director of H.W. Taylor Institute of Entrepreneurial
                          Studies, College of New Rochelle; Founder of Russel
                          Taylor, Inc.


Stephen G. Stavrides      Trustee, President, and Treasurer
                          President, Gintel Asset Management, Inc.; Member and
                          President, Gintel & Co.


Donna K. Grippe           Secretary and Assistant Treasurer


                          INVESTMENT ADVISOR                      GINTEL GROUP
                          Gintel Asset Management, Inc.           Firstar Mutual Fund Services, LLC
                          6 Greenwich Office Park                 P.O. Box 701
                          Greenwich, CT 06831-5197                Milwaukee, WI 53201-0701
                          203-622-6400                            800-344-3092